UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2009

ProUroCare Medical Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51774	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6440 Flying Cloud Dr., STE 101, Eden Prairie, MN		55416
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 952-476-9093

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure

On August 11, 2009, ProUroCare Medical, Inc. (the “Company”) gave a PowerPoint slide presentation at its annual meeting of shareholders.  The PowerPoint presentation is attached hereto as Exhibit 99.1

Item 8.01 Other Information

On August 11, 2009, the Company issued a press release announcing the completion of the Company’s FDA clinical study of the ProUroScan Imaging System at the second of three required centers. The press release is attached hereto as Exhibit 99.2

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	PowerPoint presentation given by ProUroCare Medical Inc. at its August 11, 2009 annual meeting of shareholders.
99.2	Press release dated August 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL INC.

August 11, 2009	By:	/s/ Richard C. Carlson
Richard C. Carlson
Chief Executive Officer